                                    AMENDMENT TO
                                     SCHEDULE 1

                          Lincoln National Bond Fund, Inc.
             Separate Accounts of Lincoln National Life Insurance Company
                                Investing in the Fund
                                  As of May 1, 1999


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT D

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT 53

                                     AMENDMENT TO
                                      SCHEDULE 2

                           Lincoln National Bond Fund, Inc.
                              Variable Annuity Contracts
                         and Variable Life Insurance Policies
                            Supported by Separate Accounts
                                 Listed on Schedule 1
                                  As of May 1, 1999


MULTI FUND INDIVIDUAL VARIABLE ANNUITY

eANNUITY

EMANCIPATOR LIFE

MULTI FUND VARIABLE LIFE

LINCOLN VUL

DELAWARE-LINCOLN CHOICEPLUS

GROUP MULTI FUND

LINCOLN SVUL

LINCOLN CVUL

MULTI FUND - NON-REGISTERED

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                              LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.


Date:        3/26/99                    By:   /S/ KELLY D. CLEVENGER
       -----------------------               -----------------------------
                                      Kelly D. Clevenger
                                      President and Chairman



                              LINCOLN NATIONAL LIFE
                              INSURANCE COMPANY

Date:       3/26/99                     By:    /S/ STEPHEN H. LEWIS
      ------------------------               -------------------------------
                                       Stephen H. Lewis
                                       Senior Vice President